SUPPLEMENT TO THE PROSPECTUS

Supplement dated September 25, 2025, to the Prospectus dated January 28, 2025.

MFS® Blended Research® Core Equity Fund

Effective immediately, the sub-sections entitled "Fees and Expenses" and "Example" under the main heading entitled "Summary of Key Information" are restated in their entirety as follows:

Fees and Expenses

This table describes the fees and expenses that you may pay when you buy, hold, and sell shares of the fund. Investors may also pay commissions or other fees to their financial intermediaries when they buy, hold, and sell shares of the fund, which are not reflected below. Expenses have been adjusted to reflect fee arrangements that are effective October 1, 2025.

You may qualify for sales charge reductions if, with respect to Class A shares, you and certain members of your family invest, or agree to invest in the future, at least $50,000 in MFS funds. More information about these and other waivers and reductions is available from your financial intermediary and in “Sales Charges and Waivers and Reductions” on page 10 and “Appendix A – Waivers and Reductions of Sales Charges” on page A-1 of the fund’s prospectus.

Shareholder Fees (fees paid directly from your investment):
Share Class	A	B	C	I	R1	R2	R3	R4	R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	1.00%#	4.00%	1.00%	None	None	None	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Share Class	A	B	C	I	R1	R2	R3	R4	R6
Management Fee	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	None	1.00%	0.50%	0.25%	None	None
Other Expenses	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.16%	0.06%
Total Annual Fund Operating Expenses	0.66%	1.41%	1.41%	0.41%	1.41%	0.91%	0.66%	0.41%	0.31%

# This contingent deferred sales charge (CDSC) applies to shares purchased without an initial sales charge and redeemed within 18 months of purchase.

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MFS Blended Research Core Equity Fund

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated); your investment has a 5% return each year; and the fund’s operating expenses remain the same.

Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Class A Shares	$639	$774	$922	$1,350
Class B Shares assuming[1]
redemption at end of period	$544	$746	$971	$1,486
no redemption at end of period	$144	$446	$771	$1,486
Class C Shares assuming[1]
redemption at end of period	$244	$446	$771	$1,486
no redemption at end of period	$144	$446	$771	$1,486
Class I Shares	$42	$132	$230	$518
Class R1 Shares	$144	$446	$771	$1,691
Class R2 Shares	$93	$290	$504	$1,120
Class R3 Shares	$67	$211	$368	$822
Class R4 Shares	$42	$132	$230	$518
Class R6 Shares	$32	$100	$174	$393

1 Shares automatically convert to Class A shares approximately eight years after purchase; therefore, the expense examples reflect Class A share expenses after eight years.

-- End of Supplement Data --

Effective immediately, the third paragraph in the sub-section entitled "Investment Adviser" under the main heading entitled "Management of the Fund" is restated in its entirety with the following two paragraphs:

Effective October 1, 2025, the management fee set forth in the Investment Advisory Agreement is 0.25% of the fund's average daily net assets annually up to $5 billion and 0.225% of the fund's average daily net assets annually in excess of $5 billion.

From October 1, 2023, to September 30, 2025, the management fee set forth in the Investment Advisory Agreement was 0.40% of the fund's average daily net assets annually of the first $1 billion; 0.375% of the fund's average daily net assets annually in excess of $1 billion and up to $2.5 billion; and 0.35% of the fund's average daily net assets annually in excess of $2.5 billion.

Effective immediately, the fifth paragraph in the sub-section entitled "Investment Adviser" under the main heading entitled "Management of the Fund" is restated in its entirety as follows:

MFS has agreed in writing to bear the fund's expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses (such as interest and borrowing expenses incurred in connection with the fund's investment activity), such that "Total Annual Fund Operating Expenses" do not exceed 0.66% of the class' average daily net assets annually for each of Class A and Class R3 shares, 1.41% of the class' average daily net assets annually for each of Class B, Class C, and Class R1 shares, 0.41% of the class' average daily net assets annually for each of Class I and Class R4 shares, 0.91% of the class' average daily net assets annually for Class R2 shares, and 0.31% of the class' average daily net assets annually for Class R6 shares. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue until at least January 31, 2027.

Effective immediately, the sub-section entitled "Fees and Expenses" under the heading entitled "Additional Information on Fees and Expenses and Performance" under the main heading entitled "Other Information" is restated in its entirety as follows:

Fees and Expenses

The annual fund operating expenses shown in “Fees and Expenses” are based on annualized expenses reported during the fund's most recently completed fiscal year expressed as a percentage of a class' average net assets during the period. Expenses have been adjusted to reflect fee arrangements that are effective October 1, 2025. Annual fund operating expenses have not been adjusted to reflect the fund's current asset size. In general, annual fund operating expenses, expressed as a percentage of a class' average net assets, increase as the fund’s assets decrease. Annual fund operating expenses will likely vary from year to year.

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